                     FIRST AMENDMENT OF CREDIT AGREEMENT

     THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of January 29, 1998, between TRAMMELL CROW COMPANY, a Delaware corporation ("BORROWER"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "LENDERS"), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT"), and BANKERS TRUST COMPANY, as Documentation Agent (in such capacity, together with its successors in such capacity, "DOCUMENTATION AGENT").

                                   R E C I T A L S

     A. Borrower, Lenders, Administrative Agent, and Documentation Agent are parties to the Credit Agreement dated as of December 1, 1997 (as renewed, extended, modified, and amended from time-to-time, the "CREDIT AGREEMENT"), providing for a $150,000,000.00 revolving line of credit.

     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     C. Borrower, Administrative Agent, Documentation Agent, and Lenders desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Administrative Agent, and Documentation Agent agree as follows:

     1.   AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) The definition of "LIQUID ASSETS" in SECTION 1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "LIQUID ASSETS" means, as of any date, THE SUM OF (a) the Companies' Cash and Cash Equivalents and (b) the lesser of (i) the Unused Commitment as of such date, and (ii) the maximum amount of Loans that Borrower could, subject to the conditions precedent set forth herein, receive on such date from Lenders.

     (b) SECTION 2.3(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (ii) Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a quarterly unused fee (prorated for partial quarters) equal to THE SUM OF the amounts obtained by multiplying the average Unused Commitment TIMES one-quarter of one percent (0.25%). Such commitment fee shall accrue commencing on March 1, 1998, and shall be due and payable on the last day of each March, June, September, and December during the term hereof, commencing on March 31, 1998, and on the Maturity Date, based upon the Unused Commitment for each day during the quarter ending on such date. Solely for purposes of this SECTION 2.3(b)(ii), "RATABLE" means, for any calculation period, with respect to any Lender, the proportion that (A) the average daily Unused Commitment of such


FIRST AMENDMENT

     Lender during such period bears to (B) the aggregate amount of the average daily Unused Commitment of all Lenders during such period.

     (c) SECTION 7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                                      SECTION 7

                                  EVENTS OF DEFAULT

          If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

          7.1 FAILURE TO MAKE PAYMENT. Failure by Borrower to pay any installment of, or principal of, any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment, or otherwise; or failure by Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within five
     (5) days after the date due; or

          7.2  DEFAULT IN OTHER AGREEMENTS.

          (a)  Failure of Borrower or any Significant Subsidiary to pay when due
     (i) any principal of or interest on any Indebtedness (other than the Obligations), or (ii) any Contingent Obligation in an individual principal amount of $5,000,000 or more or any Contingent Obligations in an aggregate principal amount of $10,000,000 or more, in each case beyond the end of any grace period provided therefor; or

          (b) Breach or default by Borrower or any Significant Subsidiary beyond the end of any grace period provided therefor with respect to any other material term of (i) any evidence of any Indebtedness or any Contingent Obligation in an individual principal amount of $5,000,000 or more or any Contingent Obligations in an aggregate principal amount of $10,000,000 or more, or (ii) any loan agreement, mortgage, indenture, or other agreement relating to such Indebtedness or Contingent Obligations, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness or Contingent Obligations (or a trustee on behalf of such holder or holders) to cause, such Indebtedness or Contingent Obligations to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

          7.3 BREACH OF CERTAIN COVENANTS. Failure of any Company to perform or comply with any term or condition contained in SECTIONS 2.5, 5.1, or 5.2 or SECTION 6; or

          7.4 BREACH OF WARRANTY. Any representation, warranty, certification, or other statement made by any Company in any Loan Document or in any statement or certificate at any time given by any Company in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

          7.5 OTHER DEFAULTS UNDER LOAN DOCUMENTS. Any Company shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan


FIRST AMENDMENT                       -2-

     Documents, other than any such term referred to in any other section of this SECTION 7 and such default shall not have been remedied or waived within thirty (30) days after the earlier of an officer of Borrower becoming aware of such default, or receipt by Borrower of notice from Administrative Agent or any Lender of such default; or

          7.6  INVOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.

          (a) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Borrower or any Significant Subsidiary in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency, or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable Legal Requirement; or

          (b) An involuntary case shall be commenced against Borrower or any Significant Subsidiary under the Bankruptcy Code or under any other applicable bankruptcy, insolvency, or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian, or other officer having similar powers over Borrower or any Significant Subsidiary, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee, or other custodian of Borrower or any Significant Subsidiary for all or a substantial part of its property; or a warrant of attachment, execution, or similar process shall have been issued against any substantial part of the property of Borrower or any Significant Subsidiary, and any such event described in this CLAUSE
     (b) shall continue for sixty (60) days unless dismissed, bonded, or discharged; or

          7.7  VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

          (a) Borrower or any Significant Subsidiary shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency, or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee, or other custodian for all or a substantial part of its property; or Borrower or any Significant Subsidiary shall make any assignment for the benefit of creditors; or

          (b) Borrower or any Significant Subsidiary shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Borrower or any Significant Subsidiary (or any committee) thereof shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in CLAUSE (a) above or this CLAUSE (b); or

          7.8 JUDGMENTS AND ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process involving in any individual case an amount in excess of $250,000, or in the aggregate at any time an amount in excess of $500,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Borrower or any Significant Subsidiary or any of its or their respective assets and shall remain undischarged, unvacated, unbonded, or unstayed for a period

FIRST AMENDMENT                       -3-
     of sixty (60) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder); or

          7.9 DISSOLUTION. Any order, judgment, or decree shall be entered against Borrower or any Significant Subsidiary decreeing the dissolution or split up of Borrower or such Significant Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

          7.10 EMPLOYEE BENEFIT PLANS. There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Borrower or any of its ERISA Affiliates in excess of $1,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in SECTION 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $1,000,000; or

          7.11 CHANGE IN CONTROL.  A Change of Control shall have occurred; or

          7.12 INVALIDITY OF GUARANTY. Any Guaranty of this Agreement for any reason, other than the satisfaction in full of all Obligations, is declared by a court of competent jurisdiction to be null and void, or any Subsidiary of Borrower denies that it has any further liability, including without limitation with respect to future advances by Lenders, under its Guaranty or gives notice to such effect; or

          7.13 FAILURE OF SECURITY. From and after the execution, acknowledgment, and filing of any Collateral Document by any Obligor, any such Collateral Document shall be revoked by such Obligor or shall be declared by a court of competent jurisdiction to be null and void or shall cease to be in full force and effect as a result of any change in any Legal Requirement; or Lenders shall fail to have a valid, perfected, and enforceable first priority Lien (subject to Permitted Encumbrances) on any Obligor's right, title, and interest in all the Collateral as a result of any change in any Legal Requirements, the expiration of any required filings or recordations with respect to the Collateral Documents, the declaration by a court of competent jurisdiction that such Lien is null and void, or the imposition of any priming Lien under applicable Legal Requirement; or any Obligor shall contest in any manner that such Collateral Document constitutes its valid and enforceable agreement or shall assert in any manner that it has no further obligation or liability under such Collateral Documents; or

          7.14 CHANGE IN BOARD OF DIRECTORS. During any period of twelve (12) consecutive calendar months, Continuing Directors shall cease to constitute a majority of the Board of Directors of Borrower;

THEN (a) upon the occurrence of any Event of Default described in SECTION 7.6 or 7.7, each of (i) the unpaid principal amount of and accrued interest on the Loans, and (ii) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of acceleration, notice of intention to accelerate, or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of each Lender to make any Loan, shall thereupon terminate, and (b) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the

FIRST AMENDMENT                       -4-
written request or with the written consent of Requisite Lenders, by written notice to Borrower, declare all or any portion of the amounts described in CLAUSES (i) and (ii) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, thereupon shall terminate.

     (d) SECTION 9.5(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (a) No amendment, modification, termination, or waiver of any provision of this Agreement, the Notes, or the other Loan Documents, and no consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; PROVIDED THAT any such amendment, modification, termination, waiver, or consent which does any of the following shall not be effective unless evidenced by a writing signed by or on behalf of all Lenders: (i) increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; (ii) changes in any manner the definition of "PRO RATA SHARE" or the definition of "REQUISITE LENDERS;" (iii) changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; (iv) postpones the scheduled final maturity date of any of the Loans; (v) changes the rate or amount of any interest or fees payable hereunder; (vi) increases the maximum duration of Interest Periods permitted hereunder; (vii) changes in any manner the provisions contained in SECTION 7.1 or this SECTION 9.5; or (viii) releases any Collateral.

     2.   AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further amended, modified, restated, extended, renewed, and/or increased.

     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     3. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and
(c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     4. REPRESENTATIONS. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment and the other documents executed in connection therewith (collectively, the "AMENDMENT DOCUMENTS") have been duly authorized, executed, and delivered by Borrower and each of the other Companies that are parties to the Amendment Documents; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the other Companies of the Amendment

FIRST AMENDMENT                       -5-

Documents to which they are a party; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and the other Companies that are parties to the Amendment Documents and are enforceable against Borrower and the other Companies in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Companies to which they are a party of the Amendment Documents do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Company is a party thereto or by which Borrower or any other Company is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

     5. CONDITIONS. This Amendment and the other Amendment Documents shall not be effective unless and until:

     (a) the Credit Parties shall have received the Amendment Documents, in form and substance acceptable to the Credit Parties;

     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

     (c) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

     6. CONTINUED EFFECT. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     8. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


FIRST AMENDMENT                       -6-

     9. PARTIES. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

                    SIGNATURE PAGE TO FIRST AMENDMENT OF
                          CREDIT AGREEMENT BETWEEN
     TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE
            AGENT, BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                       AND THE LENDERS DEFINED THEREIN

     EXECUTED as of the day and year first mentioned.


                                  TRAMMELL CROW COMPANY,
                                  a Delaware corporation,
                                  as Borrower


                                  By:  /s/  Richard H. Coe
                                     ------------------------------
                                     Name:  Richard H. Coe
                                          -------------------------
                                     Title: Vice President
                                           ------------------------

                    SIGNATURE PAGE TO FIRST AMENDMENT OF
                         CREDIT AGREEMENT BETWEEN
  TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
               BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                     AND THE LENDERS DEFINED THEREIN


                                NATIONSBANK OF TEXAS, N.A.,
                                as Administrative Agent and a Lender


                                By:  /s/  John B. Lamb
                                   ---------------------------------
                                   Name:  John B. Lamb
                                        ----------------------------
                                   Title: SVP
                                         ---------------------------

                    SIGNATURE PAGE TO FIRST AMENDMENT OF
                         CREDIT AGREEMENT BETWEEN
  TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
               BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                     AND THE LENDERS DEFINED THEREIN


                                     BANKERS TRUST COMPANY,
                                     as Documentation Agent and a Lender


                                By: /s/  Alexander B.V. Johnson
                                   ---------------------------------
                                   Name: Alexander B.V. Johnson
                                        ----------------------------
                                   Title: Managing Director
                                         ---------------------------

                    SIGNATURE PAGE TO FIRST AMENDMENT OF
                         CREDIT AGREEMENT BETWEEN
  TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
               BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                     AND THE LENDERS DEFINED THEREIN


                                  FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender


                                By: /s/  Sam Jenkins
                                   ---------------------------------
                                   Name: Sam Jenkins
                                        ----------------------------
                                   Title: Senior V.P.
                                         ---------------------------

     To induce the Credit Parties to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment Documents' execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

                         EACH OF THE CORPORATE GUARANTORS/PLEDGORS LISTED ON
                         SCHEDULE 1 ATTACHED HERETO (OTHER THAN THE CORPORATE GUARANTORS BELOW)


                         By: /s/ Richard H. Coe
                            --------------------------------------
                              Richard H. Coe
                              Authorized Officer


                         TRAMMELL CROW CENTRAL, LTD.

                         By:  TCCT REAL ESTATE, INC., General Partner


                         By: /s/ Richard H. Coe
                            --------------------------------------
                              Richard H. Coe
                              Authorized Officer


                         TRAMMELL CROW DALLAS/FORT WORTH, LTD.

                         By:  TCDFW, INC., General Partner


                         By: /s/ Richard H. Coe
                            --------------------------------------
                              Richard H. Coe
                              Authorized Officer

                         TRAMMELL CROW HOUSTON, LTD.

                         By:  TC HOUSTON, INC., General Partner




FIRST AMENDMENT

                         By: /s/ Richard H. Coe
                            --------------------------------------
                              Richard H. Coe
                              Authorized Officer


                         TRAMMELL CROW DALLAS INDUSTRIAL, LTD.

                         By:  TC DALLAS INDUSTRIAL, INC., General Partner


                         By: /s/ Richard H. Coe
                            --------------------------------------
                              Richard H. Coe
                              Authorized Officer






















FIRST AMENDMENT

                         TCCT #2, INC.


                         By: /s/ Christopher J. Nelson
                            --------------------------------------
                              Christopher J. Nelson
                              Authorized Officer


                         TCDFW #2, INC.


                         By: /s/ Christopher J. Nelson
                            --------------------------------------
                              Christopher J. Nelson
                              Authorized Officer


                         TCDI #2, INC.


                         By: /s/ Christopher J. Nelson
                            --------------------------------------
                              Christopher J. Nelson
                              Authorized Officer


                         TCH #2, INC.


                         By: /s/ Christopher J. Nelson
                            --------------------------------------
                              Christopher J. Nelson
                              Authorized Officer















FIRST AMENDMENT

                                      SCHEDULE 1


TC Atlanta, Inc.
TCCT Real Estate, Inc.
TCCT #2, Inc.
Trammell Crow Retail Services, Inc.
TC Carolinas, Inc.
TC Chicago, Inc.
TC Denver, Inc.
TCDFW, Inc.
TCDFW #2, Inc.
TC Dallas Industrial, Inc.
TCDI #2, Inc.
TC Houston, Inc.
TCH #2, Inc.
TC Tennessee, Inc.
TC MidAtlantic, Inc.
TC Northeast Metro, Inc.
TC New England, Inc.
Trammell Crow Realty Services, Inc.
TCC Risk Services, Inc.
TC Seattle, Inc.
Trammell Crow So. Cal., Inc.
Trammell Crow SE, Inc.
TC St. Louis, Inc.
Trammell Crow Corporate Services, Inc.
Trammell Crow Company, a Texas Corporation
Trammell Crow MW, Inc.
Trammell Crow NE, Inc.
Trammell Crow NW, Inc.
Trammell Crow Central Texas, Ltd.
Trammell Crow Dallas/Fort Worth, Ltd.
Trammell Crow Houston, Ltd.
Trammell Crow Dallas Industrial, Ltd.





FIRST AMENDMENT